Exhibit 77Q3

Registrant: American Century Asset Allocation Portfolios

File Number: 811-21591

Registrant CIK Number: 0001293210

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 48, 72DD,
72EE, 73A, 73B, 74U and 77V.  The complete answers are as follows:

EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL ITEMS

Item 48

Series 1

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 2

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 3

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 4

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 5

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 11

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 12

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 13

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

Series 14

Investor, A, C, and R Class
0.20% Single fee Rate

Institutional
0.00%

For period ending  07/31/2010
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                  4,463
          Institutional Class             1,369

         2. Dividends for a second class of open-end company shares

          A Class                         1,134
          C Class                          -
          R Class                           317

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class             $0.1916
          Institutional Class        $0.2131
          2. Dividends from a second class of open-end company shares

          A Class                    $0.1648
          C Class                    $0.0000
          R Class                    $0.1379

74U.     1. Number of shares outstanding  (000's)
         Investor Class                26,408
         Institutional Class            7,632
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      10,790
         C Class                          17
         R Class                       3,508

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $10.76
         Institutional Class          $10.78
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $10.75
         C Class                      $10.72
         R Class                      $10.73

For period ending  07/31/2010
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               5,630
          Institutional Class          1,558

        2. Dividends for a second class of open-end company shares

          A Class                      1,075
          C Class                          -
          R Class                        309

73.     Distributions per share for which record date passed during the period:

A)       1. Dividends from net investment income

          Investor Class            $0.1663
          Institutional Class       $0.1878

         2. Dividends from a second class of open-end company shares

          A Class                   $0.1394
          C Class                   $0.0000
          R Class                   $0.1125

74U.     1. Number of shares outstanding  (000's)

         Investor Class             36,458
         Institutional Class         9,613

         2. Number of shares outstanding of a second class of open-end company shares (000's)

          A Class                   13,282
          C Class                       35
          R Class                    4,411

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $10.78
         Institutional Class        $10.79

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

          A Class                   $10.77
          C Class                   $10.74
          R Class                   $10.75

For period ending  07/31/2010
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                2,690
          Institutional Class             813

        2. Dividends for a second class of open-end company shares

          A Class                         640
          C Class                          -
          R Class                         156

73A.    1. Dividends from net investment income

          Investor Class            $0.1408
          Institutional Class       $0.1626

        2. Dividends from net investment income for a second class of open-end company shares

          A Class                   $0.1135
          C Class                   $0.0000
          R Class                   $0.0863

74U.     1. Number of shares outstanding (000's)

         Investor Class              21,225
         Institutional Class          6,072

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      9,446
         C Class                          8
         R Class                      3,239

74V.     1. Net asset value per share (to nearest cent)

         Investor Class             $10.92
         Institutional Class        $10.93

         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $10.90
         C Class                    $10.87
         R Class                    $10.89

For period ending  07/31/2010
Series Number:  4

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class                   1,209
          Institutional Class                563

        2. Dividends for a second class of open-end company shares

          A Class                            312
          C Class                             -
          R Class                             65

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.1269
          Institutional Class       $0.1485

        2. Dividends from net investment income from a second class of open-end company shares

          A Class                   $0.0998
          C Class                   $0.0000
          R Class                   $0.0727

74U.    1. Number of shares outstanding (000's)

         Investor Class               10,485
         Institutional Class           5,338

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      5,249
         C Class                          5
         R Class                      1,606

74V.    1. Net asset value per share (to nearest cent)

         Investor Class             $10.82
         Institutional Class        $10.83

        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $10.80
         C Class                    $10.78
         R Class                    $10.79

For period ending  07/31/2010
Series Number:  5

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    2,207
          Institutional Class                 744
         2. Dividends for a second class of open-end company shares

        A Class                             1,055
         C Class                                0
         R Class                              147

73A.     Distributions per share for which record date passed during the period:
 1. Dividends from net investment income
          Investor Class            $0.2220
          Institutional Class       $0.2422

        2. Dividends from net investment income from a second class of open-end company shares
          A Class                   $0.1965
         C Class                    $0.0331
         R Class                    $0.1711

74U.     1. Number of shares outstanding (000's)
         Investor Class                9,981
         Institutional Class           3,816

         2. Number of shares outstanding of a second class of open-end company shares (000's)
        A Class                        6,634
         C Class                           3
         R Class                       1,221

74V.     1. Net asset value per share (to nearest cent)
         Investor Class              $10.27
         Institutional Class         $10.27
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                     $10.27
         C Class                     $10.27
         R Class                     $10.26

For period ending  07/31/2010
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               1689
          Institutional Class           523

         2. Dividends for a second class of open-end company shares

         A Class                        468
         C Class                         -
         R Class                        104

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                         129
          Institutional Class                     35

         2. Dividends for a second class of open-end company shares

         A Class                                  42
         C Class                                   -
         R Class                                  12

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.1460
          Institutional Class          $0.1645
          2. Dividends from a second class of open-end company shares

         A Class                       $0.1228
         C Class                       $0.0000
         R Class                       $0.0996

     2. Capital gains per share for which record date passed during the period:
        Dividends from capital gains
          Investor Class               $0.0111
          Institutional Class          $0.0111
          2. Dividends from capital gains from a second class of open-end company shares

          A Class                      $0.0111
         C Class                       $0.0000
         R Class                       $0.0111

74U.     1. Number of shares outstanding  (000's)
         Investor Class                13,721
         Institutional Class            4,761
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                        8,671
         C Class                           11
         R Class                        1,611

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $9.30
         Institutional Class          $9.31
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $9.28
         C Class                      $9.26
         R Class                      $9.27

For period ending  07/31/2010
Series Number:  12

72DD)   1. Total income dividends for which record date passed during the period

          Investor Class               1,067
          Institutional Class            338

        2. Dividends for a second class of open-end company shares

          A Class                        348
          C Class                         -
          R Class                         74

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                        122
          Institutional Class                    33

         2. Dividends for a second class of open-end company shares

         A Class                                 49
         C Class                                  -
         R Class                                 14

73A.     Distributions per share for which record date passed during the period:

        1. Dividends from net investment income

          Investor Class            $0.1123
          Institutional Class       $0.1301

        2. Dividends from a second class of open-end company shares

          A Class                   $0.0899
         C Class                    $0.0000
         R Class                    $0.0676

73A.     Distributions per share for which record date passed during the period:
        1. Dividends from capital gains
          Investor Class            $0.0128
          Institutional Class       $0.0128

        2. Dividends from capital gains from a second class of open-end company shares
          A Class                   $0.0128
         C Class                    $0.0000
         R Class                    $0.0128

74U.    1. Number of shares outstanding (000's)

         Investor Class               11,170
         Institutional Class           3,757

        2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                      7,969
         C Class                         18
         R Class                      1,620

74V.    1. Net asset value per share (to nearest cent)

         Investor Class               $8.95
         Institutional Class          $8.95
        2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $8.93
         C Class                      $8.92
         R Class                      $8.92

For period ending  07/31/2010
Series Number:  13

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                     345
          Institutional Class                176
        2. Dividends for a second class of open-end company shares

         A Class                             151
         C Class                              -
         R Class                              33

72EE)   1. Total capital gains for which record date passed during the period

          Investor Class                  20
          Institutional Class                8

        2. Dividends for a second class of open-end company shares

         A Class                                11
         C Class                                -
         R Class                                 4

73A.    1.  Distributions per share for which record date passed during the period:

          Investor Class              $0.0935
          Institutional Class         $0.1109

        2. Dividends from net investment income from a second class of open-end company shares

         A Class                      $0.0716
         C Class                      $0.0000
         R Class                      $0.0498
73B.      Distributions per share for which record date passed during the period:

        1. Dividends from capital gains

          Investor Class             $0.0053
          Institutional Class        $0.0053

        2. Dividends from capital gains from a second class of open-end company shares

         A Class                        $0.0053
         C Class                        $0.0000
         R Class                        $0.0053

74U.     1. Number of shares outstanding (000's)
         Investor Class                       4,812
         Institutional Class                  2,588
         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                              4,846
         C Class                                  8
         R Class                                894

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $8.72
         Institutional Class          $8.73
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $8.71
         C Class                      $8.68
         R Class                      $8.69

For period ending  07/31/2010
Series Number:  14

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    47
          Institutional Class               52
         2. Dividends for a second class of open-end company shares

         A Class                            32
         C Class                             -
         R Class                             5

72EE)   1. Total capital gains for which record date passed during the period
          Investor Class                     2
          Institutional Class                2
         2. Dividends for a second class of open-end company shares

         A Class                             2
         C Class                             -
         R Class                             0

73.     Distributions per share for which record date passed during the period:
      1. Dividends from net investment income
          Investor Class               $0.0757
          Institutional Class          $0.0926
          2. Dividends from a second class of open-end company shares

         A Class                       $0.0546
         C Class                       $0.0000
         R Class                       $0.0334

     2. Capital gains per share for which record date passed during the period:
        Dividends from capital gains
          Investor Class               $0.0027
          Institutional Class          $0.0027
          2. Dividends from capital gains from a second class of open-end company shares

         A Class                       $0.0027
         C Class                       $0.0000
         R Class                       $0.0027

74U.     1. Number of shares outstanding (000's)
         Investor Class                       1,210
         Institutional Class                  1,002

         2. Number of shares outstanding of a second class of open-end company shares (000's)

         A Class                              1,596
         C Class                                  4
         R Class                                365

74V.     1. Net asset value per share (to nearest cent)
         Investor Class               $8.45
         Institutional Class          $8.46
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                      $8.44
         C Class                      $8.42
         R Class                      $8.43